UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 North Arlington Heights Rd. Itasca, IL		60143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 630-647-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE.

On December 8, 2014, Michael Small, Gogo’s Chief Executive Officer, will be participating in the UBS 42nd Annual Global Media and Communications Conference at 2:30 p.m. Eastern Time. Please visit Gogo’s investor relations website at http://ir.gogoair.com for Webcast access information regarding this conference.

Representatives of Gogo Inc. (the “Company”) will use the attached presentation in various meetings with investors from time to time. A copy of the investor presentation is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Norman Smagley
Norman Smagley Executive Vice President and Chief Financial Officer

Date: December 8, 2014

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated December 8, 2014

99.1	Investor Presentation